EXHIBIT 10.28

               AMENDMENT NO. 1 TO STOCK OPTION GRANT CERTIFICATE

         This Amendment No. 1 (the "AMENDMENT") dated as of __________, 2000 is to that certain Stock Option Grant Certificate Number ___ (the "OPTION AGREEMENT") granted to the undersigned (the "OPTIONHOLDER") by Yupi Internet Inc., a Florida corporation (the "COMPANY"), pursuant to the Company's Stock Option Plan (the "PLAN").

         WHEREAS, the Company and the Optionholder desire to amend certain terms of the Option Agreement; and

         WHEREAS, Section 13 of the Plan provides that terms of the Option Agreement may not be modified, amended or canceled without the written consent of the Optionholder.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. AMENDMENT OF OPTION AGREEMENT. Notwithstanding the provisions of
Section 10 of the Option Agreement and the provisions of Section 12 of the Plan, if there is a sale of substantially all of the assets of the Company or a merger, consolidation, reorganization, division or other transaction of the Company in which shares of the Company's capital stock are converted into another security or into the right to receive securities or property other than a transaction in which the holders of the Company's voting stock outstanding immediately prior to any such transaction constitute a majority of the holders of voting stock outstanding immediately following such transactions (a "CHANGE IN CONTROL"), one hundred percent (100%) of the Optionholder's unvested options evidenced by the Option Agreement shall become fully vested in the event of the occurrence of either of the events described in paragraphs (i) or (ii) below:

                  i). 100% vesting will occur in connection with a Change in Control if the surviving or acquiring company does not provide for the assumption, substitution or continuation of the remaining unvested options under a reasonably equivalent economic value methodology. Under these circumstances, vesting will occur ten
                           (10) days prior to the scheduled date of consummation of the Change in Control, contingent on such Change in Control being consummated.

                  ii). 100% vesting will occur on the Optionholder's date of termination of employment, if within one year following the date of the consummation of the Change in Control, the Optionholder's employment is terminated in an "Involuntary Termination." For purposes of this Amendment, "INVOLUNTARY TERMINATION" means that, following a Change in Control of the Company, the acquiring or surviving company terminates the employment of the Optionholder on account of a reason other than cause.

         2. AMENDMENT LIMITED. Except as provided herein, the provisions of the Option Agreement and the Plan shall remain in full force and effect and this Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Option Agreement or the Plan. This Amendment shall be governed by and construed in accordance with the terms of the Plan.

         3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.


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         4. HEADINGS. The section headings of this Amendment are for convenience of reference only, do not form a part hereof and do not in any way modify, interpret or construe the intention of the parties.

         5. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

        YUPI INTERNET INC.:                    OPTIONHOLDER:

        By:                                    _____________________________
                                               [name]
        Name: ________________________

        Title:________________________